UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange act of 1934

                         Date of Report: April 12, 2002
                          ----------------------------
               Date of the Earliest Event Reported: April 8, 2002
                     ---------------------------------------

                       RIGHT MANAGEMENT CONSULTANTS, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                                ----------------
                 (State or other jurisdiction of incorporation)

         0-15539                                        23-2153729
         (Commission                             (IRS Employer Identification
         file number)                                      Number)

              1818 Market Street, Philadelphia, Pennsylvania 19103
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 8, 2002, the Board of Directors of Right Management Consultants, Inc. (the "Company"), pursuant to a recommendation of its Audit Committee, approved the engagement of Ernst & Young LLP as its independent public accountants for the fiscal year ending December 31, 2002 to replace the firm of Arthur Andersen LLP, which was dismissed as auditors of the Company effective April 8, 2002. The appointment of Ernst & Young LLP is subject to ratification by the Company's shareholders at the 2002 Annual Meeting scheduled for May 2, 2002.

         The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001, and in the subsequent period through April 8, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the matter in their report.

         The Company has requested Arthur Andersen LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 12, 2002 is filed as Exhibit 16.1 to this Form 8-K.

         During the years ended December 31, 2000 and December 31, 2001, and during the subsequent period through April 8, 2002, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304
(a) (2) (i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( c )    Exhibits:

          Exhibit No.      Description
         ------------      -------------------------------

             16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission Dated April 12, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RIGHT MANAGEMENT CONSULTANTS, INC.
                                         (Registrant)

Date:  April 12, 2002                    By:  /S/  CHARLES J. MALLON
                                                 ------------------------------
                                                 Charles J. Mallon
                                                  Executive Vice President and
                                                  Chief Financial Officer